UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
Of the Securities Exchange Act of 1934
(Amendment No. __)

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Ivy Funds
Voyageur Mutual Funds III
Delaware Group Equity Funds IV
Voyageur Intermediate Tax Free Funds
(Name of Registrant as Specified In Its Charter)

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[Fund names]

[Date]

Dear Valued Shareholder:
I am writing this letter to ask for your vote on the important proposal(s) that affects your investment(s) in one or more of the above-listed funds. The Board of Trustees had called Special Meetings of Shareholders originally scheduled to occur on March 25, 2024. Since there were not enough votes cast to reach quorum, the meetings for these funds were adjourned to [     ].

You are receiving this letter because we have not received your vote. Your vote is extremely important no matter how many shares you own. Many of your fellow shareholders have already voted in support of proposal 1. The funds will not be able to hold the meeting without your vote. For additional information, the proxy statement and the accompanying Notice of Special Meeting for this meeting are available at:  [URL]. The Board of Trustees unanimously recommends that you vote FOR proposal 1.

Keeping in mind the short deadline, we sincerely appreciate it if you may take a moment now to cast your vote by internet, touchtone, or by phone as listed on the enclosed ballot to help us avoid another adjournment.

Voting is fast and easy using one of the options below:

Visit the website on the enclosed proxy card and enter your control number.
Call 800 893-5865 extension 12 to speak with a representative. Representatives are available Monday through Friday 9am to 10pm ET.
Sign, date, and return the enclosed proxy card in the postage-paid envelope provided.

Once we have received your vote, you should not receive any further communications encouraging you to vote.

To speak with a representative, please call toll-free (800) 893-5865 between 9:00am and 10:00pm ET, Monday through Friday before [    ].

Thank you in advance and we appreciate your time and attention to this matter.

Sincerely,

Richard Salus
Senior Vice President and Chief Financial Officer

100 Independence 610 Market Street Philadelphia, Pennsylvania 19106-2354	OBO

[Fund name]

[Date]

Dear Valued Shareholder:
I am writing this letter to ask for your vote on the important proposal(s) that affects your investment(s) in one or more of the above-listed funds. The Board of Trustees had called Special Meetings of Shareholders originally scheduled to occur on March 25, 2024. Since there were not enough votes cast to reach quorum, the meetings for these funds were adjourned to [    ].

You are receiving this letter because we have not received your vote. Your vote is extremely important no matter how many shares you own. Many of your fellow shareholders have already voted in support of proposal 1. The funds will not be able to hold the meeting without your vote. For additional information, the proxy statement and the accompanying Notice of Special Meeting for this meeting are available at:  [Insert URL]. The Board of Trustees unanimously recommends that you vote FOR proposal 1.

Keeping in mind the short deadline, we sincerely appreciate it if you may take a moment now to cast your vote by internet, touchtone, or by phone as listed on the enclosed ballot to help us avoid another adjournment.

Voting is fast and easy using one of the options below:

Visit the website on the enclosed proxy card and enter your control number.
Call 800 893-5865 extension 12 to speak with a representative. Representatives are available Monday through Friday 9am to 10pm ET.
Sign, date, and return the enclosed proxy card in the postage-paid envelope provided.

Once we have received your vote, you should not receive any further communications encouraging you to vote.

To speak with a representative, please call toll-free (800) 893-5865 between 9:00am and 10:00pm ET, Monday through Friday before [    ].

Thank you in advance and we appreciate your time and attention to this matter.

Sincerely,

Richard Salus
Senior Vice President and Chief Financial Officer

100 Independence 610 Market Street Philadelphia, Pennsylvania 19106-2354	NOBO